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                                                                  EXHIBIT 10.23

                                AMENDMENT NO. 6

                                     to the

                          INDEMNITY REINSURANCE TREATY
                          EFFECTIVE SEPTEMBER 30, 1992

                                    Between

                          CROWN LIFE INSURANCE COMPANY

                            referred to as RECEIVER

                                      AND

                     DIXIE NATIONAL LIFE INSURANCE COMPANY

                             referred to as COMPANY


1.  The effective date of this amendment is December 31, 1996.

2.  This agreement has been cancelled for all business.

IN WITNESS WHEREOF, the parties hereto have by a duly authorized and acting officer, executed this Amendment in duplicate on the dates shown below.


DIXIE NATIONAL LIFE INSURANCE             ATTEST
COMPANY

By  MICHAEL L. KASTER                     By  JANET K. TAYLOR
  ------------------------------------       -----------------------------------

Title  Vice President and Chief Actuary   Title  Vice President and Controller
     ----------------------------------        ---------------------------------

Date  January 9, 1997                     Date  January 14, 1997
    -----------------------------------       ----------------------------------

CROWN LIFE INSURANCE COMPANY              ATTEST

By  REMI HOULE                            By  CAROL DOYLE
  ------------------------------------       -----------------------------------

Title  Vice President                     Title  Reinsurance Operations
     ----------------------------------        ---------------------------------

Date  Jan 8/97                            Date   Jan 8/97
    -----------------------------------       ----------------------------------